Exhibit 10.4
SECOND AMENDMENT
TO LEASE OF 1050 BUCKINGHAM STREET, WATERTOWN, CT BETWEEN HENRY
E. BAKER FOR THE BAKER GRANDCHILDREN TRUST U/T/A DATED MAY 5, 2000
AND CRYSTAL ROCK SPRING WATER COMPANY DATED
MAY 5, 2000
     WHEREAS, the Parties executed a lease for the subject premises on May 5, 2000; and
     WHEREAS, Crystal Rock Spring Water Company has been merged into Crystal Rock LLC, a Delaware limited liability company, which is a wholly owned subsidiary of Vermont Pure Holdings, Ltd. A Delaware corporation; and
     WHREAS, Vermont Pure Holdings, Ltd. has and is again fully assuming this lease obligation of Crystal Rock Spring Water Company; and
     WHEREAS, the parties executed a First Amendment to said Lease on October 2, 2000; and
     WHEREAS, the Parties wish to amend said lease a second time as follows:
     NOW, THEREFORE, for $1.00 and other valuable consideration, the Parties agree to modify said lease as follows:
1.	The parties acknowledge that the ten year term of the lease expires on October 5, 2010 and that the Rent currently is FOUR HUNDRED FOURTEEN THOUSAND and 00/100 DOLLARS ($414,000.00) per annum, payable in equal monthly installments, in advance, of THIRTY FOUR THOUSAND FIVE HUNDRED and 00/100 DOLLARS ($34,500) per month.

2.	The parties agree to replace Article XXIX, OPTIONS TO RENEW, of the lease, with the following:
Article XXIX — Extension of Lease and Option to Renew:
               A. Provided Tenant is not then in default beyond any applicable grace period, this lease is extended and renewed for an additional term of six (6) years (the “First Renewal Term”) from the tenth anniversary of the Rent Commencement Date (months 121-144). Rent shall be FOUR HUNDRED FIFTY TWO THOUSAND TWO HUNDRED FIFTY and 00/100 DOLLARS ($452,250.00) per annum, payable in equal monthly installments of THIRTY SEVEN THOUSAND SIX HUNDRED EIGHTY SEVEN and 50/100 DOLLARS ($37,687.50).

               B. For months 145-168, rent shall be FOUR HUNDRED SIXTY ONE THOUSAND TWO HUNDRED NINETY FIVE and 00/100 DOLLARS ($461,295.00), payable in equal monthly installments, in advance, of THIRTY EIGHT THOUSAND FOUR HUNDRED FORTY ONE and 25/100 DOLLARS ($38,441.25).
               C. For months 169-192, rent shall be FOUR HUNDRED SEVENTY THOUSAND FIVE HUNDRED TWENTY ONE and 20/100 DOLLARS ($470,521.20), payable in equal monthly installments, in advance, of THIRTY NINE THOUSAND TWO HUNDRED TEN and 10/100 DOLLARS ($39,210.10).
               D. Provided Tenant is not then in default beyond any applicable grace period, Tenant shall have an option of renewing this Lease for an additional term of five (5) years (the “Second Renewal Term”) from the sixteenth anniversary of the Rent Commencement Date by sending to Landlord written notice postmarked on or before the first day of the seventh month of the fifteenth Lease Year that it is extending the Term of this Lease. Rent for said term shall be negotiated by the parties. In the event the parties fail to reach an agreement regarding rent for the second renewal term, each party shall select a qualified appraiser who shall render an opinion as to the fair rental property for the second renewal term. The rent shall be the average of the two, less 10% for said term.
3.	All other terms and conditions of the Lease shall not be modified by this Amendment and are hereby ratified.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the                      day of September, 2007.

Signed, Sealed and Delivered in the presence of	BAKER GRANDCHILDRENS’ TRUST u/t/a dated May 5, 2000 LANDLORD

/s/ Cheryl Gustafson	By	/s/ Henry E. Baker
HENRY E. BAKER, Trustee
/s/ Mary DelGrasso

VERMONT PURE HOLDINGS, LTD. Successor to Crystal Rock Spring Water Company, TENANT

/s/ Debbie H. Kritz	By	/s/ Martin Dytrich
MARTIN DYTRICH, its Director
/s/ Beatrice B. Moore		Chair, Audit Committee
Chair, Independent Directors

STATE OF CONNECTICUT	)
	)	ss.:
COUNTY OF	)
     Personally appeared BAKER GRANDCHILDRENS’ TRUST u/t/a dated May 5, 2000, acting by HENRY E. BAKER, Trustee, hereunto duly authorized, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said Trust, before me.

/s/ David Jurasek
Notary Public/
Commissioner of the Superior Court

STATE OF CONNECTICUT	)
	)	ss.:
COUNTY OF	)
     Personally appeared VERMONT PURE HOLDINGS, LTD. Successor to CRYSTAL ROCK SPRING WATER COMPANY by MARTIN DYTRICH its Director, hereunto duly authorized, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Debbie H. Kritz
Notary Public/
Commissioner of the Superior Court